UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

October 11, 2005

Date of Report (Date of earliest event reported)

IMPSAT Fiber Networks, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 000-29085

Delaware	52-1910372
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Elivra Rawson de Dellepiane 150

Piso 8, C1107BCA

Buenos Aires, Argentina

(Address of principal executive offices)

(Zip Code)

(5411) 5170-0000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 11, 2005, Ricardo Verdaguer tendered his resignation from the Board of Directors of IMPSAT Fiber Networks, Inc. (the “Company”) effective immediately. Mr. Verdaguer will continue to serve as the Company’s President and Chief Executive Officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPSAT Fiber Networks, Inc.
(Registrant)

Date: October 17, 2005	By:	/s/ Héctor Alonso
Héctor Alonso
Executive Vice President and Chief Financial Officer

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